SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
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                               FORM 8-K
                            CURRENT REPORT
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                  Pursuant to Section 13 or 15(d) of
                 the Securities Exchange Act of 1934

   Date of Report (Date of earliest reported event) May 9, 1995
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                           MARK VII, INC.
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       (Exact name of Registrant as specified in its charter)

                              Missouri
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           (State or other jurisdiction of incorporation)

        0-14810                             43-1074964
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(Commission File Number)        (IRS Employer Identification No.)

10100 N.W. Executive Hills Blvd., Suite 200, Kansas City, Missouri
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                 (Address of principal executive offices)

                                64153
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                             (Zip Code)

Registrant's telephone number, including area code (816)891-0500
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                              Not Applicable
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       (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS

         On May 9, 1995, the Registrant issued a press release announcing the filing of a registration statement with the Securities and Exchange Commission relating to a previously announced proposed underwritten secondary offering of shares of common stock by Roger M. Crouch, a director of the Registrant, and certain relatives of Mr. Crouch and related entities. As described in the press release, in connection with the closing of the proposed secondary offering, Mr. Crouch will resign as a director of the Registrant. Pursuant to an existing employment agreement, however, Mr. Crouch remains available to serve the Registrant on an as-requested basis and remains subject to a non-compete agreement. A copy of such agreement is attached as an exhibit hereto, along with the employment agreements between the Registrant and the named executive officers, excluding Mr. Musacchio, whose agreement is subject to further negotiation and which is expected to be substantially similar to the agreement with Mr. Liss.

         The foregoing is qualified in its entirety by reference to the exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Exhibit 1      Press Release issued May 9, 1995 by
                             the Registrant

              Exhibit 2      Employment and Noncompete Agreement
                             between Roger M. Crouch and the
                             Registrant dated as of December 23,
                             1992

              Exhibit 3 Employment and Noncompete Agreement between R.C. Matney and the
                             Registrant dated as of April 1, 1992.
                             Revised Addendum to Employment and
                             Noncompete Agreement between R.C.
                             Matney and the Registrant dated as
                             of July 1, 1994

              Exhibit 4 Employment and Noncompete Agreement between J. Michael Head and the Registrant dated as of August 1, 1992. Addendum to Employment and Noncompete Agreement between J. Michael head and the Registrant dated as of February 1, 1995

              Exhibit 5      Employment and Noncompete Agreement
                             between David H. Wedaman and the
                             Registrant dated as of January 1,
                             1992

              Exhibit 6 Employment and Noncompete Agreement between Robert E. Liss and Jupiter Transportation, Inc., an indirect wholly owned subsidiary of the Registrant, dated as of July 1, 1994

              Exhibit 7      Employment and Noncompete Agreement
                             between James T. Graves and the
                             Registrant dated as of August 1,
                             1992



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  MARK VII, INC.


                                  By: /s/ James T. Graves
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                                  Name: James T. Graves
                                  Title: Vice Chairman, General
                                  Counsel and Secretary